                                                                   Exhibit 99.1

Almost Family, Inc. Steve Guenthner (502) 891-1000
FOR IMMEDIATE RELEASE                                                                                                                 July 30, 2015

Almost Family Reports Second Quarter 2015 Results

Louisville, KY, July 30, 2015 – Almost Family, Inc. (Nasdaq: AFAM), a leading regional provider of home health nursing and personal care services, announced today its financial results for the period from April 4, 2015 to July 3, 2015.

Second Quarter Highlights:
•	Net service revenues of approximately $127 million
•	Net income attributable to Almost Family, Inc. of $5.0 million, $0.52 per diluted share versus $0.42 in the second quarter of 2014
•	Adjusted earnings from home health operations (1) of $5.3 million, $0.55 per diluted share versus $0.52 in the second quarter of 2014
•	Adjusted EBITDA from home health operations (1) of $10.6 million
•	Free cash flow reduced debt, net of cash by $8.2 million
•	WillCare acquisition expected to close in third quarter of 2015

(1)	See Non-GAAP Financial Measures starting on page 11

Management Comments
William Yarmuth, Chairman and Chief Executive Officer, commented:  “We are pleased with our overall results and look forward to further progress as we move through the balance of the year and into 2016.  We are excited about the work in our Healthcare Innovations segment with the addition of Ingenios and its management team as well as the upcoming addition of Willcare to our family of providers.

Steve Guenthner, President added: “We’re pleased that our efforts enabled us to generate nice earnings, make some progress reducing our AR DSO and use our operating cash flows for the quarter to pay down debt by over $8 million.  With regard to the proposed Medicare rule for 2016, we find the Value Based Purchasing concept intriguing and will be developing comments and action plans as we learn more.”

Yarmuth concluded: “I want to thank all of our over 11,000 Almost Family team members for their commitment to our Senior Advocacy approach to making our patients lives better by helping them to remain living in their homes.”

Almost Family Reports Second Quarter 2015 Results

July 30, 2015

Second Quarter Financial Results
VN segment net revenues increased to $97.7 million from $96.8 million in the prior year and were the second highest quarterly VN net revenues in Company history.  Total Medicare admissions grew by 2.2% to 22,367 from 21,876.  VN segment contribution of $12.4 million or 12.6% of revenue remained consistent with the same period of last year and the first quarter of 2015.

PC segment net revenues increased 4.7% to a record $29.5 million in 2015 from $28.2 million in 2014.  PC segment contribution increased 6.4% to a record $3.7 million as compared to $3.5 million in the same period of last year.

Net cash from operating activities of $8.8 million was generated in the three months ended July 3, 2015.  The Company noted that it has reduced days sales outstanding in accounts receivable and expects to continue to make progress in this area over the next two quarters.

The effective tax rate for the second quarter of 2015 was 40.3% compared to 39.2% for the second quarter of 2014.  The higher income tax rate in 2015 occurred primarily due to the expiration of the Work Opportunity Tax Credit in 2015.

Year to Date Financial Results
VN segment net revenues increased by $7.3 million to $197.3 million from $189.9 million in the prior year.  VN segment net revenues were a record high for the six-month period.  Medicare admissions grew by 4.0% to 46,089 from 44,337.  VN segment contribution of $24.8 million or 12.6% of revenue increased 17% over $21.2 million in the same period of last year.

PC segment net revenues increased $3.2 million or 5.9% to a record $58.2 million in 2015 from $55.0 million in 2014.  PC segment contribution increased 7.5% to a record $6.6 million as compared to $6.1 million in the same period of last year.

Net cash from operating activities of $5.0 million was generated in the six months ended July 3, 2015.  Investing activities used $5.1 million of cash in acquisitions, investments and capital expenditures.

The effective tax rate for the first half of 2015 was 40.4% compared to 39.7% for the first half of 2014.  The higher income tax rate in 2015 occurred primarily due to the expiration of the Work Opportunity Tax Credit in 2015.

Recent Corporate Developments
•
On July 23, 2015, the Company acquired 100% of the equity of Ingenios Health Co. for approximately 260,000 shares of the Company’s common stock plus $2 million in cash.  Ingenios is a leading provider of technology enabled in-home clinical assessments for Medicare Advantage, Managed Medicaid and Commercial Exchange lives in 7 states and Washington, D.C.  The operating results of Ingenios will be reported in the Company’s Healthcare Innovations business segment.

Almost Family Reports Second Quarter 2015 Results

July 30, 2015

•
On February 24, 2015 the Company signed a definitive agreement to acquire the stock of WillCare.  WillCare, based in Buffalo NY, reported $72 million in revenue in 2014 with VN and PC branch locations in New York, Connecticut and Ohio.  The purchase price is expected to total between $46 million and $53 million based on changes in earnings and working capital between execution of the definitive agreement and the current expected close in the third quarter of 2015 pending final New York regulatory approval, which is to be heard on August 6, 2015.  The transaction will be funded by borrowings under the Company’s bank credit facility.  On March 1, 2015, the Company acquired the stock of WillCare’s Ohio operations for $3 million.

•
Effective with the first quarter of 2015 the Company adopted a 52-53 fiscal reporting calendar under which it will report its annual results going forward in four equal 13-week quarters.  Every fifth year, one quarter will include 14 weeks and that year will include 53 weeks of operating results.  Once fully adopted, this approach will help minimize the impact of calendar differences when comparing different historical periods.

•
As a result of the change in the fiscal reporting calendar, the quarter ended April 3, 2015 and the year to date period January 1, 2015 through July 3, 2015 included 3 more days of results than they would have had if the change not been made.  The three month period for the second quarter of 2015, which includes operating results from April 4, 2015 through July 3, 2015 had the same number of days it would have had if the reporting calendar change had not been made.  However the Independence Day holiday observed on July 3, 2015 would have otherwise been reported in the next period.  Including the Independence Day holiday reduced diluted EPS by $0.03 in the current period.

Medicare Proposed Rule for 2016
On July 10, 2015, the Centers for Medicare and Medicaid Services (CMS) issued its proposed rule for 2016.  CMS is proposing a 1.8% rate cut consisting of a 2.9% market basket update minus a 0.6% productivity adjustment, a 2.5% rebasing cut and a 1.72% case mix adjustment.  CMS is proposing to implement a “Value Based Purchasing” (VBP) demonstration in 9 states under which certain 2016 agency specific performance measures would be used to establish individual agency reimbursement rates for 2018.  The proposed rule is currently open for comment.  The final rule is expected to be released in late October 2015.

Almost Family Reports Second Quarter 2015 Results

July 30, 2015

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)
	(UNAUDITED)

	Three month period ended		Six month period ended
	July 3, 2015	June 30, 2014	July 3, 2015	June 30, 2014
Net revenues	$127,366	$125,192	$255,765	$245,532
Cost of service revenues (excluding depreciation & amortization)	66,343	65,556	134,670	131,083
Gross margin	61,023	59,636	121,095	114,449
General and administrative expenses:
Salaries and benefits	35,832	35,875	72,225	69,541
Other	16,405	15,510	32,304	31,224
Deal, transition and other	206	1,243	614	4,357
Total general and administrative expenses	52,443	52,628	105,143	105,122
Operating income	8,580	7,008	15,952	9,327
Interest expense, net	(392)	(329)	(753)	(677)
Income before income taxes	8,188	6,679	15,199	8,650
Income tax expense	(3,393)	(2,618)	(6,380)	(3,435)
Net income from continuing operations	4,795	4,061	8,819	5,215

Discontinued operations:
Loss from operations, net
of tax of ($9), ($41), ($5) and ($90)	(13)	(64)	(8)	(134)
Net income	4,782	3,997	8,811	5,081
Net income - noncontrolling interests	228	(36)	592	153
Net income attributable to Almost Family, Inc.	$5,010	$3,961	$9,403	$5,234

Per share amounts-basic:
Average shares outstanding	9,393	9,338	9,377	9,316
Income from continuing operations attributable to Almost Family, Inc.	$0.53	$0.43	$1.00	$0.58
Discontinued operations	-	(0.01)	-	(0.01)
Net income attributable to Almost Family, Inc.	$0.53	$0.42	$1.00	$0.57

Per share amounts-diluted:
Average shares outstanding	9,569	9,431	9,554	9,423
Income from continuing operations attributable to Almost Family, Inc.	$0.52	$0.43	$0.99	$0.57
Discontinued operations	-	(0.01)	-	(0.01)
Net income attributable to Almost Family, Inc.	$0.52	$0.42	$0.99	$0.56

Almost Family Reports Second Quarter 2015 Results

July 30, 2015

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)

	July 3, 2015
ASSETS	(UNAUDITED)	December 31, 2014
CURRENT ASSETS:
Cash and cash equivalents	$6,498	$6,886
Accounts receivable - net	83,060	74,894
Prepaid expenses and other current assets	6,986	10,420
Deferred tax assets	13,242	12,230
TOTAL CURRENT ASSETS	109,786	104,430

PROPERTY AND EQUIPMENT - NET	5,120	5,575
GOODWILL	195,067	192,523
OTHER INTANGIBLE ASSETS	54,639	54,402
OTHER ASSETS	2,457	558
TOTAL ASSETS	$367,069	$357,488

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$10,101	$9,257
Accrued other liabilities	37,019	42,326
Current portion - notes payable and capital leases	34	51
TOTAL CURRENT LIABILITIES	47,154	51,634

LONG-TERM LIABILITIES:
Revolving credit facility	47,451	46,447
Deferred tax liabilities	26,257	23,510
Other	3,259	2,705
TOTAL LONG-TERM LIABILITIES	76,967	72,662
TOTAL LIABILITIES	124,121	124,296

NONCONTROLLING INTEREST - REDEEMABLE - HEALTHCARE INNOVATIONS	3,639	3,639

STOCKHOLDERS' EQUITY:
Preferred stock, par value $0.05; authorized
2,000 shares; none issued or outstanding	-	-
Common stock, par value $0.10; authorized
25,000; 9,633 and 9,574
issued and outstanding	963	957
Treasury stock, at cost, 103 and 94 shares of common stock	(2,731)	(2,392)
Additional paid-in capital	107,140	105,862
Noncontrolling interest - nonredeemable	(659)	(420)
Retained earnings	134,596	125,546
TOTAL STOCKHOLDERS' EQUITY	239,309	229,553
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$367,069	$357,488

Almost Family Reports Second Quarter 2015 Results

July 30, 2015

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(In thousands)
	Six month period ended
	July 3, 2015	June 30, 2014
Cash flows of operating activities:
Net income	$8,811	$5,081
Loss on discontinued operations, net of tax	(8)	(134)
Net income from continuing operations	8,819	5,215
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	1,780	2,152
Provision for uncollectible accounts	4,803	4,308
Stock-based compensation	1,005	872
Deferred income taxes	1,639	2,402
	18,046	14,949
Change in certain net assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(12,485)	(11,863)
Prepaid expenses and other current assets	3,536	(728)
Other assets	26	1
Accounts payable and accrued expenses	(4,097)	(4,457)
Net cash provided by (used in) operating activities	5,026	(2,098)

Cash flows of investing activities:
Capital expenditures	(1,147)	(735)
Cost basis investment	(1,000)	-
Acquisitions, net of cash acquired	(3,000)	(969)
Net cash used in investing activities	(5,147)	(1,704)

Cash flows of financing activities:
Credit facility borrowings	87,747	655
Credit facility repayments	(86,743)	(6,000)
Debt issuance fees	(1,161)	-
Proceeds from stock option exercises	68	39
Purchase of common stock in connection with share awards	(338)	(52)
Tax impact of share awards	210	(38)
Payment of special dividend in connection with share awards	(50)	(35)
Principal payments on notes payable and capital leases	(30)	(606)
Net cash used in financing activities	(297)	(6,037)

Cash flows from discontinued operations
Operating activities	30	358
Investing activities	-	-
Net cash provided by discontinued operations	30	358

Net change in cash and cash equivalents	(388)	(9,481)
Cash and cash equivalents at beginning of period	6,886	12,246
Cash and cash equivalents at end of period	$6,498	$2,765

Almost Family Reports Second Quarter 2015 Results

July 30, 2015

ALMOST FAMILY, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS
(UNAUDITED)
(In thousands)

	Three months ended
	July 3, 2015		June 30, 2014		Change
	Amount	% Rev	Amount	% Rev	Amount	%
Home Health Operations
Net service revenues:
Visiting Nurse	$97,748	76.8%	$96,776	77.5%	$972	1.0%
Personal Care	29,488	23.2%	28,160	22.5%	1,328	4.7%
	127,236	100.0%	124,936	100.0%	2,300	1.8%
Operating income before corporate expenses:
Visiting Nurse	12,362	12.6%	12,445	12.9%	(83)	-0.7%
Personal Care	3,724	12.6%	3,501	12.4%	223	6.4%
	16,086	12.6%	15,946	12.8%	140	0.9%
Healthcare Innovations
Revenue	130		256		(126)	-49.2%
Operating loss before noncontrolling interest	(402)	NM	(427)	NM	25	-5.9%

Corporate expenses	6,898	5.4%	7,268	5.8%	(370)	-5.1%
Deal and transition costs	206	0.2%	1,243	1.0%	(1,037)	-83.4%
Operating income	8,580	6.7%	7,008	5.6%	1,572	22.4%
Interest expense, net	(392)	-0.3%	(329)	-0.3%	(63)	19.1%
Income tax expense	(3,393)	-2.7%	(2,618)	-2.1%	(775)	29.6%
Net income from continuing operations	$4,795	3.8%	$4,061	3.2%	$734	18.1%

Adjusted EBITDA from home health operations (1)	$10,606	8.3%	$10,264	8.2%	$342	3.3%
Adjusted earnings from home health operations (1)	$5,293	4.2%	$4,921	3.9%	$372	7.6%

(1) See Non-GAAP Financial Measures starting on page 11.

Almost Family Reports Second Quarter 2015 Results

July 30, 2015

ALMOST FAMILY, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS
(UNAUDITED)
(In thousands)

	Six months ended
	July 3, 2015		June 30, 2014		Change
	Amount	% Rev	Amount	% Rev	Amount	%
Home Health Operations
Net service revenues:
Visiting Nurse	$197,283	77.2%	$189,949	77.5%	$7,334	3.9%
Personal Care	58,249	22.8%	55,020	22.5%	3,229	5.9%
	255,532	100.0%	244,969	100.0%	10,563	4.3%
Operating income before corporate expenses:
Visiting Nurse	24,786	12.6%	21,193	11.2%	3,593	17.0%
Personal Care	6,599	11.3%	6,140	11.2%	459	7.5%
	31,385	12.3%	27,333	11.2%	4,052	14.8%
Healthcare Innovations
Revenue	233		563		(330)	-58.6%
Operating loss before noncontrolling interest	(919)	NM	(683)	NM	(236)	34.6%

Corporate expenses	13,900	5.4%	12,966	5.3%	934	7.2%
Deal and transition costs	614	0.2%	4,357	1.8%	(3,743)	-85.9%
Operating income	15,952	6.2%	9,327	3.8%	6,625	71.0%
Interest expense, net	(753)	-0.3%	(677)	-0.3%	(76)	11.2%
Income tax expense	(6,380)	-2.5%	(3,435)	-1.4%	(2,945)	85.7%
Net income from continuing operations	$8,819	3.4%	$5,215	2.1%	$3,604	69.1%

Adjusted EBITDA from home health operations (1)	$20,442	8.0%	$17,505	7.1%	$2,937	16.8%
Adjusted earnings from home health operations (1)	$10,112	4.0%	$8,210	3.3%	$1,902	23.2%

(1) See Non-GAAP Financial Measures starting on page 11.

Almost Family Reports Second Quarter 2015 Results

July 30, 2015

VISITING NURSE SEGMENT OPERATING METRICS

	Three months ended
	July 3, 2015		June 30, 2014		Change
	Amount	%	Amount	%	Amount	%
Average number of locations	162		173		(11)	-6.4%

All payors:
Patient months	81,067		80,412		655	0.8%
Admissions	24,920		24,545		375	1.5%
Billable visits	638,479		637,361		1,118	0.2%

Medicare:
Admissions	22,367	90%	21,876	89%	491	2.2%
Revenue (in thousands)	$93,673	96%	$92,412	95%	$1,261	1.4%
Revenue per admission	$4,188		$4,224		$(36)	-0.9%
Billable visits	577,358	90%	576,001	90%	1,357	0.2%
Recertifications	11,384		12,140		(756)	-6.2%
Payor mix % of Admissions
Traditional Medicare Episodic	84.4%		84.5%		-0.1%
Replacement Plans Paid Episodically	4.0%		3.2%		0.8%
Replacement Plans Paid Per Visit	11.6%		12.3%		-0.7%

Non-Medicare:
Admissions	2,553	10%	2,669	11%	(116)	-4.3%
Revenue (in thousands)	$4,075	4%	$4,364	5%	$(289)	-6.6%
Revenue per admission	$1,596		$1,635		$(39)	-2.4%
Billable visits	61,121	10%	61,360	10%	(239)	-0.4%
Recertifications	480		470		10	2.1%
Payor mix % of Admissions
Medicaid & other governmental	30.8%		22.0%		8.8%
Private payors	69.2%		78.0%		-8.8%

PERSONAL CARE OPERATING METRICS

	Three months ended
	July 3, 2015		June 30, 2014		Change
	Amount	%	Amount	%	Amount	%
Average number of locations	62		61		1	1.6%

Admissions	1,651		1,653		(2)	-0.1%
Patient months of care	23,722		22,502		1,220	5.4%
Billable hours	1,317,978		1,348,504		(30,526)	-2.3%
Revenue per billable hour	$22.37		$20.88		$1.49	7.1%

Almost Family Reports Second Quarter 2015 Results

July 30, 2015

VISITING NURSE SEGMENT OPERATING METRICS

	Six months ended
	July 3, 2015		June 30, 2014		Change
	Amount	%	Amount	%	Amount	%
Average number of locations	162		174		(12)	-6.9%

All payors:
Patient months	162,049		159,600		2,449	1.5%
Admissions	51,199		49,651		1,548	3.1%
Billable visits	1,281,071		1,248,405		32,666	2.6%

Medicare:
Admissions	46,089	90%	44,337	89%	1,752	4.0%
Revenue (in thousands)	$188,794	96%	$181,388	95%	$7,406	4.1%
Revenue per admission	$4,096		$4,091		$5	0.1%
Billable visits	1,161,796	91%	1,128,402	90%	33,394	3.0%
Recertifications	23,311		24,055		(744)	-3.1%
Payor mix % of Admissions
Traditional Medicare Episodic	84.3%		83.9%		0.4%
Replacement Plans Paid Episodically	4.0%		3.2%		0.8%
Replacement Plans Paid Per Visit	11.7%		12.9%		-1.2%

Non-Medicare:
Admissions	5,110	10%	5,314	11%	(204)	-3.8%
Revenue (in thousands)	$8,489	4%	$8,561	5%	$(72)	-0.8%
Revenue per admission	$1,661		$1,611		$50	3.1%
Billable visits	119,275	9%	120,003	10%	(728)	-0.6%
Recertifications	907		934		(27)	-2.9%
Payor mix % of Admissions
Medicaid & other governmental	30.8%		21.6%		9.2%
Private payors	69.2%		78.4%		-9.2%

PERSONAL CARE OPERATING METRICS

	Six months ended
	July 3, 2015		June 30, 2014		Change
	Amount	%	Amount	%	Amount	%
Average number of locations	62		61		1	1.6%

Admissions	3,078		3,172		(94)	-3.0%
Patient months of care	46,488		44,359		2,129	4.8%
Billable hours	2,604,862		2,635,794		(30,932)	-1.2%
Revenue per billable hour	$22.36		$20.87		$1.49	7.1%

Almost Family Reports Second Quarter 2015 Results

July 30, 2015

HEALTHCARE INNOVATIONS SUPPLEMENTAL DATA

	Three months ended
	July 3, 2015	June 30, 2014	Change
	Amount	Amount	Amount	%
Medicare enrollees under management	83,133	43,972	39,161	89.1%
ACOs under contract	11	7	4	57.1%
Net income - noncontrolling interest	$(402)	$(427)	25	-5.9%
Assets	9,428	8,692	736	8.5%
Liabilities	226	355	(129)	-36.3%
Non-controlling interest - redeemable	3,639	3,639	-	0.0%
Non-controlling interest - nonredeemable	(155)	(169)	14	-8.3%

HEALTHCARE INNOVATIONS SUPPLEMENTAL DATA

	Six months ended
	July 3, 2015	June 30, 2014	Change
	Amount	Amount	Amount	%
Medicare enrollees under management	83,133	43,972	39,161	89.1%
ACOs under contract	11	7	4	57.1%
Net income - noncontrolling interest	$(919)	$(683)	(236)	34.6%
Assets	9,428	8,692	736	8.5%
Liabilities	226	355	(129)	-36.3%
Non-controlling interest - redeemable	3,639	3,639	-	0.0%
Non-controlling interest - nonredeemable	(354)	(263)	(91)	34.6%

Non-GAAP Financial Measures
The information provided in some of the tables in this release includes certain non-GAAP financial measures as defined under SEC rules.  In accordance with SEC rules, the Company has provided, in the supplemental information, a reconciliation of those measures to the most directly comparable GAAP measures.

Adjusted Earnings from Home Health Operations
Adjusted earnings from home health operations is not a measure of financial performance under accounting principles generally accepted in the United States of America.  It should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating, investing or financing activities, or any other measure calculated in accordance with generally accepted accounting principles. The presentation of adjusted earnings from home health operations provides investors with pertinent information to enable comparison of financial performance between periods by excluding certain items that the Company believes are not representative of its ongoing operations due to the nature of the items.

The following tables set forth a reconciliation of net income attributable to Almost Family, Inc. to adjusted earnings from home health operations:

Almost Family Reports Second Quarter 2015 Results

July 30, 2015

ALMOST FAMILY, INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EARNINGS
FROM HOME HEALTH OPERATIONS
(In thousands)
	Three month period ended		Six month period ended
(in thousands)	July 3, 2015	June 30, 2014	July 3, 2015	June 30, 2014
Net income attributable to Almost Family, Inc.	$5,010	$3,961	$9,403	$5,234

Addbacks:
Deal, transition and other, net of tax	123	740	365	2,592
Loss on discontinued operations, net of tax	13	64	8	134
Adjusted earnings	5,146	4,765	9,776	7,960
Healthcare Innovations operating loss after NCI, net of tax	147	156	336	250
Adjusted earnings from home health operations	$5,293	$4,921	$10,112	$8,210

Per share amounts-diluted:
Average shares outstanding	9,569	9,431	9,554	9,423

Net income attributable to Almost Family, Inc.	$0.52	$0.42	$0.99	$0.56

Addbacks:
Deal, transition and other, net of tax	0.02	0.07	0.03	0.27
Loss on discontinued operations, net of tax	0.00	0.01	0.00	0.01
Adjusted earnings	0.54	0.50	1.02	0.84
Healthcare Innovations operating loss after NCI, net of tax	0.01	0.02	0.04	0.02
Adjusted earnings from home health operations	$0.55	$0.52	$1.06	$0.86

Almost Family Reports Second Quarter 2015 Results

July 30, 2015

Adjusted EBITDA from Home Health Operations
Adjusted earnings before interest, income tax, depreciation and amortization, amortization of stock-based compensation, deal, transition and other and Healthcare Innovations operating loss (Adjusted EBTIDA from Home Health Operations) is not a measure of financial performance under accounting principles generally accepted in the United States of America.  It should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating, investing or financing activities, or any other measure calculated in accordance with generally accepted accounting principles.  The items excluded from Adjusted EBITDA from Home Health Operations are significant components in understanding and evaluating financial performance and liquidity.  Management routinely calculates and communicates Adjusted EBITDA from Home Health Operations and believes that it is useful to investors because it provides a common analytical indicator within our industry to evaluate performance, measure leverage capacity and debt service ability, and to estimate current or prospective enterprise value.  Adjusted EBITDA is also used in certain covenants contained in our credit agreement.

The following tables set forth a reconciliation of net income from continuing operations to Adjusted EBITDA from Home Health Operations:

ALMOST FAMILY, INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
FROM HOME HEALTH OPERATIONS
(In thousands)
	Three month period ended		Six month period ended
(in thousands)	July 3, 2015	June 30, 2014	July 3, 2015	June 30, 2014
Net income from continuing operations	$4,795	$4,061	$8,819	$5,215
Add back:
Interest expense	392	329	753	677
Income tax expense	3,393	2,618	6,380	3,435
Depreciation and amortization	862	1,050	1,780	2,152
Stock-based compensation from home health operations	485	458	1,005	872
Deal and transition costs	206	1,243	614	4,357
Adjusted EBITDA	10,133	9,759	19,351	16,708
Healthcare Innovations operating loss	473	505	1,091	797
Adjusted EBITDA from home health operations	$10,606	$10,264	$20,442	$17,505

About Almost Family, Inc.
Almost Family, Inc., founded in 1976, is a leading regional provider of home health nursing services, with branch locations in Florida, Ohio, Tennessee, Kentucky, Connecticut, New Jersey, Massachusetts, Indiana, Pennsylvania, Georgia, Missouri, Illinois, Mississippi and Alabama (in order of revenue significance).  Almost Family, Inc. and its subsidiaries operate a Medicare-certified segment, a personal care segment and a healthcare innovations segment.  Almost Family operates over 220 branch locations in fourteen U.S. states.

Almost Family Reports Second Quarter 2015 Results

July 30, 2015

Forward Looking Statements
All statements, other than statements of historical facts, included in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “believe,” “estimate,” “project,” “anticipate,” “continue,” or similar terms, variations of those terms or the negative of those terms. These forward-looking statements are based on the Company's current plans, expectations and projections about future events.

Because forward-looking statements involve risks and uncertainties, the Company's actual results could differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The potential risks and uncertainties which could cause actual results to differ materially include: regulatory approvals or third party consents may not be obtained; the impact of further changes in healthcare reimbursement systems, including the ultimate outcome of potential changes to Medicare reimbursement for home health services and to Medicaid reimbursement due to state budget shortfalls; the ability of the Company to maintain its level of operating performance and achieve its cost control objectives; changes in our relationships with referral sources; the ability of the Company to integrate acquired operations including obtaining synergies, integration objectives and anticipated timelines; government regulation; health care reform; pricing pressures from Medicare, Medicaid and other third-party payers; changes in laws and interpretations of laws relating to the healthcare industry; the ability of the Company to integrate, manage and keep secure our information systems; changes in the marketplace and regulatory environment for Health Risk Assessments and the Company’s self-insurance risks.  For a more complete discussion regarding these and other factors which could affect the Company's financial performance, refer to the Company's various filings with the Securities and Exchange Commission, including its filing on Form 10-K for the year ended December 31, 2014, in particular information under the headings "Special Caution Regarding Forward-Looking Statements" and “Risk Factors.” With regard to the Company’s investment in Ingenios, in particular given that it is a development-stage enterprise, there can be no assurance that it’s operational and developmental objectives will be realized or that the Company’s investment in Ingenios will be realized in future returns.  The Company undertakes no obligation to update or revise its forward-looking statements.

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